                                                                   EXHIBIT 10.04

                              AMENDMENT AGREEMENT

     AMENDMENT AGREEMENT dated as of August 12, 1998 (this "Amendment") to the Note Agreement dated as of October 1, 1992 (as heretofore amended, the "Agreement") between CARAUSTAR INDUSTRIES, INC. (the "Company") and The Prudential Insurance Company of America ("Prudential"). Capitalized terms used herein have the meanings ascribed to such terms in the Agreement unless otherwise defined herein.

                              W I T N E S S E T H:

     WHEREAS, Prudential and the Company have executed and delivered the Agreement, which has heretofore been amended; and

     WHEREAS, the company has entered into the Credit Agreement dated July 23, 1997 with BANKERS TRUST COMPANY, as Administrative Agent, NATIONSBANK, N.A., as Syndicated Agent, SUNTRUST BANK, ATLANTA, as Document Agent, FIRST UNION NATIONAL BANK, as Managing Agent, the Co-agents party thereto, and the other banks named therein (as amended from time to time, the "Credit Agreement"); and

     WHEREAS, the Company has requested that Prudential amend certain terms of the Agreement; and

     WHEREAS, Prudential is willing to amend the Agreement on the terms, and subject to the conditions, contained herein;

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Agreement. Paragraph 6B of the Agreement is hereby amended to read in its entirety as follows:

          "6B DIVIDEND LIMITATION. The Company covenants that it will not declare or pay any dividends upon any of its capital stock or purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or make any distribution of cash, property or assets among the holders of shares of its capital stock; provided that (a) the Company may pay dividends solely in shares of its own capital stock, (b) any Subsidiary may pay cash dividends to the Company or any Material Subsidiary and (c) so long as no Default or Event of Default has occurred and is continuing or shall occur after giving effect thereto, the Company may pay cash dividends to the holders of shares of its capital stock and may purchase shares of its capital stock."

2. Conditions to Effectiveness. This Amendment shall be effective and the Agreement shall be deemed amended hereby upon Prudential's receipt of a fully executed copy hereof.

3. Company Representations. The Company hereby represents and warrants that no Default or Event of Default exists or, after giving effect to this Amendment, will exist.

4. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF PARTIES SHALL BE GOVERNED BY, THE LAWS
     OF THE STATE OF NEW YORK.

5. Effect of Agreement. Except as expressly provided herein, the Agreement shall remain in full force and effect and this Amendment shall not operate as a waiver of any right, power or remedy of any holder of a Note, nor constitute a waiver of any provision of the Agreement.

6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date and year first above written.


                                            CARAUSTAR INDUSTRIES, INC.


                                            By: /s/ H. Lee Thrash III
                                                -------------------------
                                                Title:  V.P. & CFO


                                            THE PRUDENTIAL INSURANCE
                                              COMPANY OF AMERICA


                                            By: /s/ Robert R. Derrick
                                                -------------------------
                                                     Vice President



                                       2